As filed,  via EDGAR,  with the Securities and Exchange  Commission on April 1,
1998.
                                                               File No.:33-78574
                                                                ICA No.: 811-631

                          SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Filed by the  registrant  |X|
    Filed by a party other than the  registrant [ ]

    Check the  appropriate  box:
    [ ] Preliminary proxy statement       [ ] Confidential, for Use of the
    [x] Definitive proxy statement            Commission Only
    [ ] Definitive additional materials       (as permitted by Rule 14a-6(e)(2))
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               LEPERCQ-ISTEL TRUST
                (Name of Registrant as Specified in Its Charter)

                                 Laura E. Fahey
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
     [ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                               LEPERCQ-ISTEL TRUST
                               LEPERCQ-ISTEL FUND
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 (800) 497-1411

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 27, 1998

         Notice is hereby given that a special meeting of the shareholders (the "Meeting") of the Lepercq-Istel Fund (the "Fund"), a series of the Lepercq-Istel Trust (the "Trust"), a Massachusetts business trust, will be held on April 27, 1998 at 10:00 a.m. Eastern time, at the offices of the Trust, 1675 Broadway, New York, New York, for the following purposes:

          1. To elect eight (8) Trustees to hold office until the election and qualification of their successors;

          2. To consider and act upon a proposal to modify the Fund's investment objective;

          3. To consider and act upon a proposal to reclassify, modify or eliminate certain fundamental investment restrictions of the Fund;

          4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on March 11, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                          By Order of the Board of Trustees,

                                          /s/ Stephen T. Murphy
                                          -------------------------
                                          Stephen T. Murphy, Secretary


Dated:  March 23, 1998

                               LEPERCQ-ISTEL TRUST

                               LEPERCQ ISTEL FUND
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 (800) 497-1411

                                 PROXY STATEMENT

                               DATED MARCH 23, 1998

                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                 APRIL 27, 1998


GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Lepercq-Istel Trust (the "Trust"), a Massachusetts business trust, on behalf of the Lepercq-Istel Fund (the "Fund") for use at a special meeting of shareholders (the "Meeting") to be held on April 27, 1998, at 10:00 a.m. Eastern time, at the offices of the Trust, 1675 Broadway, New York, New York, and at any adjournment(s) thereof, and was first mailed to shareholders on or about March 23, 1998. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone, telegraph or personal interview. The costs of preparation of the proxy and solicitation of shareholders will be borne by the Fund.

         The Meeting has been called for the following purposes:

          1. To elect eight (8) Trustees to hold office until the election and qualification of their successors;

          2. To consider and act upon a proposal to modify the Fund's investment objective;

          3. To consider and act upon a proposal to reclassify, modify or eliminate certain fundamental investment restrictions of the Fund;

          4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         The Board of Trustees has fixed the close of business on March 11, 1998 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. As of that date, there were approximately 1,482,212.756 outstanding shares of the Fund, each share being entitled to one vote on each matter to come before the Meeting. As of March 11, 1998 the Trustees and executive officers of the Trust as a group beneficially owned 46,270.797 of the outstanding shares of the Fund. As of March 11, 1998, the following shareholders each owned, directly or indirectly, 5% or more of the Fund's shares:

                                             Number of         Percentage of
    Name and Address                         Shares Owned      Fund Outstanding

    Morgan Stanley & Co. Inc.                512,952.802        34.6%
    Special Custody Account for the
    Exclusive Benefit of Customers
    1 Pierrepont Plaza, Suite 10
    Brooklyn, New York  11201-2776

    Donaldson Lufkin & Jenrette              117,132.040         7.91%
    Securities Corp.
    1 Pershing Plaza
    Jersey City, New Jersey 07399-0001

         As of March 11, 1998, to the best of the Fund's knowledge, no person within the above omnibus accounts beneficially owned more than 5% of the Fund's shares.

         A copy of the Fund's annual report and most recent semi-annual report succeeding the annual report may be received, free of charge, by calling the Fund, toll free, at 1-800-497-1411.

         The affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy is required for the election of Trustees (Proposal 1, below). The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve the proposal to modify the investment objective of the Fund (Proposal 2, below), and to approve the proposal to reclassify, modify or eliminate certain of the Fund's fundamental investment restrictions (Proposal 3, below). A "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act means the lesser of
(a) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the Fund's outstanding shares (a "Majority Vote").

         In addition to the solicitation of proxies by mail, the Fund may utilize the services of officers and employees of the Trust, Lepercq, de Neuflize & Co. Incorporated (the "Adviser"), and Lepercq, de Neuflize Securities Inc., the Fund's distributor, none of whom will receive any compensation therefor, to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. The estimated cost of preparation of the proxy and solicitation of shareholders is expected to be approximately $15,000 in the aggregate for the Fund and will be borne by the Fund. The Fund may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

         If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business and will have the effect of a vote against the proposal.

         At the Meeting, the presence in person or by proxy of shareholders of a majority of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting to be held within a reasonable time after the date originally set for the Meeting, without notice other than announcement at the Meeting, to permit further solicitation of proxies. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted at the meeting as originally notified. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED BY THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, TO ELECT THE SLATE OF EIGHT NOMINEES TO SERVE AS MEMBERS OF THE BOARD OF TRUSTEES AND FOR PROPOSALS 2 AND 3.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

         It is proposed that shareholders elect as trustees the individuals (the "Nominees") listed below, each to serve until their successors have been elected and shall have qualified. The Board of Trustees will consist of eight Trustees. If authority is granted on the accompanying proxy to vote in the election of Trustees, it is the intention of the persons named in the proxy to vote at the Meeting for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Trustees or the Board may reduce the number of Trustees as provided in the Fund's By-Laws. The Trust currently knows of no reason why any of the Nominees listed below will be unable to serve if elected.

                 NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES

                                                                                                                Shares Owned
                                                                                              Year First        Beneficially
Nominee's Name                                                                                  Became            March 11,
Address*** and Age                 Principal Occupation for Past 5 Years                      A Trustee             1998**
--------------------------         -------------------------------------                      ----------            -----
Stanley A. Deitch, 52              Principal, CPI Associates, Inc.; Member, American            Nominee                    0
774 Dumont Place                   Institute of CPAs.
No. Woodmere, NY  11581

*Bruno Desforges, 72               Managing Director, Lepercq, de Neuflize & Co.                 1976             17,145.396
                                   Incorporated; Director and Chairman of the Board,
                                   Lepercq, de Neuflize Securities Inc.

*Francois Letaconnoux, 47          Director, President and Chief Executive Officer,              1994             16,308.667
                                   Lepercq Inc., Lepercq, de Neuflize & Co.
                                   Incorporated and Lepercq, de Neuflize Securities Inc.

Jean-Louis Milin, 52               Managing Director, Banque de Neuflize,                        1988                      0
3, Avenue Hoche                    Schlumberger, Mallet.
75008 Paris, France

Dr. Marvin Schiller, 64            Director, Salant Corporation; Director, Tutor Time            1974              6,193.842
17319 St. James Court              Learning Systems, Inc.; General Partner, Reprise
Boca Raton, Florida 33496          Capital Corp.; Former Managing Director, A.T.
                                   Kearney, Inc.

Franz Skryanz, 60                  Financial Consultant; prior thereto, Vice President,          1976                      0
30 East 81st Street                Sutton & Edwards; prior thereto, Treasurer and Chief
New York, New York                 Financial Officer, Schenkers International.
10028

Marie-Monique Steckel, 58          President, France Telecom North America since 1979;          Nominee                    0
210 West 90th Street, 11B          Director, Microcard Technologies Inc.; Director,
New York, NY  10024                GlobeCast North America Inc.; Director, C&P Press,
                                   Inc.

Dennis Tarzian, 47                 President and Chief Executive Officer, New                   Nominee                    0
575 Highland Ave.                  Century Education Corp.; Director, National
Ridgwood, NJ  07450                Registered Agents, Inc.; prior thereto, Vice
                                   President and Chief Operating Officer, Paramount
                                   Communications Business, Technical and Professional
                                   Group.

------------

* An "interested person" of the Trust, as defined by Section 2(a)(19) of the 1940 Act.

** Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

*** Unless otherwise indicated, the address of each Nominee is 1675 Broadway, New York, New York 10019.

The Board of Trustees met four times during the twelve months ended December 31, 1997, and each of the Trustees except Jean-Louis Milin attended at least 75% of those meetings. The Board has an Audit Committee and a Nominating Committee, each consisting of Dr. Marvin Schiller and Franz Skryanz. The Audit Committee is responsible for reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and for recommending the engagement of the independent accountants. The Nominating Committee is responsible for selecting nominees to the Board of Trustees. The Nominating Committee does not consider nominees recommended by shareholders. The Audit Committee met one time during the twelve months ended December 31, 1997. The Nominating Committee met one time during the twelve months ended December 31, 1997.

         Set forth in the following table are the current Trustees and officers of the Trust.

                       TRUSTEES AND OFFICERS OF THE TRUST


                                                                                                               Shares Beneficially
                                    Position(s) Held                    Principal Occupation(s)                      Owned
    Name, Address***, Age           with Registrant                      During Past 5 Years                    March 11, 1998**
    ---------------------           ---------------                      -------------------                   ----------------
*Bruno Desforges, 72                Trustee and          Managing Director, Lepercq, de Neuflize & Co.            17,145.396
                                    Chairman of          Incorporated; Director and Chairman of the Board,
                                    the Board            Lepercq, de Neuflize Securities Inc.

*Francois Letaconnoux, 47           Trustee              Director, President and Chief Executive Officer,         16,308.667
                                                         Lepercq Inc., Lepercq, de Neuflize & Co.
                                                         Incorporated and Lepercq, de Neuflize Securities
                                                         Inc.

Jean-Louis Milin, 52                Trustee              Managing Director, Banque de Neuflize,                             0
3 Avenue Hoche                                           Schlumberger, Mallet.
75008 Paris, France

Dr. Marvin Schiller, 64             Trustee              Director, Salant Corporation; Director, Tutor Time        6,193.842
17319 St. James Court                                    Learning Systems, Inc.; General Partner, Reprise
Boca Raton, Florida  33496                               Capital Corp.; Former Managing Director, A.T.
                                                         Kearney, Inc.

Franz Skryanz, 60                   Trustee              Financial Consultant; prior thereto, Vice President,             0
30 East 81st Street                                      Sutton & Edwards; prior thereto, Treasurer and
New York, New York  10028                                Chief Financial Officer, Schenkers International.

*Peter Hartnedy, 48                 Controller           Senior Vice President, Treasurer and Secretary,           3,147.839
                                                         Lepercq, de Neuflize & Co. Incorporated;
                                                         Director, Vice President, Treasurer and Secretary,
                                                         Lepercq, de Neuflize Securities Inc.; Treasurer and
                                                         Secretary, Lepercq Inc.

*Stephen T. Murphy, 31              Secretary and        Vice President, Lepercq, de Neuflize Securities                   0
                                    Treasurer            Inc. since February 1997, prior thereto Assistant
                                                         Vice President, Merrill Lynch & Co.

*Tsering Ngudu, 42                  President            Senior Vice President, Lepercq, de Neuflize & Co.         3,475.053
                                                         Incorporated; Executive Vice President and
                                                         Director, Lepercq, de Neuflize Securities Inc.

------------

* An "interested person" of the Trust, as defined by Section 2(a)(19) of the 1940 Act.

** Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

*** Unless otherwise indicated, the address of each Trustee and Officer is 1675 Broadway, New York New York 10019.

             REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

         Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof up to a maximum of $500 per meeting. Each Trustee except Francois Letaconnoux and Bruno Desforges receives a fee for serving on the Board of Trustees of the Fund.

         Set forth below is information regarding compensation paid or accrued for the fiscal year ended December 31, 1997 for each Trustee:

====================================================================================================================================
                                                       Pension or                          Total Compensation
                                                  Retirement Benefits   Estimated Annual          From                Number of
                                 Aggregate         Accrued as Part of    Benefits Upon       Fund and Fund          Directorships
     Name of Director     Compensation from Fund     Fund Expenses         Retirement           Complex            in Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
Bruno Desforges                     $0                     $0                  $0                  $0                     1
------------------------------------------------------------------------------------------------------------------------------------
Francois Letaconnoux                $0                     $0                  $0                  $0                     1
------------------------------------------------------------------------------------------------------------------------------------
Jean-Louis Milin                  $1,500                   $0                  $0                $1,500                   1
------------------------------------------------------------------------------------------------------------------------------------
Dr. Marvin Schiller               $3,375                   $0                  $0                $3,375                   1
------------------------------------------------------------------------------------------------------------------------------------
Franz Skryanz                     $3,375                   $0                  $0                $3,375                   1
====================================================================================================================================

THE BOARD OF THE TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES.

                                   PROPOSAL 2

              MODIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUND

         At a meeting held on February 11, 1998, the Fund's Board of Trustees adopted a resolution proposing and declaring it advisable to modify the investment objective of the Fund.

         Currently, the Fund's primary investment objective is long-term capital appreciation. The Fund's secondary investment objective is to provide dividend income.

         Subject to shareholder approval, the Trustees intend to change the Fund's investment objective to eliminate the Fund's secondary investment objective of providing dividend income.

REASONS FOR THE PROPOSAL. To achieve the Fund's primary investment objective, the Adviser seeks to invest the Fund in companies that are undergoing a transformation that is unrecognized by the stock market and is creating value that should result in increased earnings and, accordingly, enhanced stock prices. To achieve the Fund's secondary objective, the Adviser sought to purchase dividend paying companies. During the past five years, however, the average dividend yield at year-end of the Standard & Poor's 500 has decreased from 2.8% to 1.6%. Many companies no longer emphasize the payment of dividends, but instead seek to enhance shareholder value through other techniques, such as stock buy-backs. Therefore, the Adviser believes that investing in common stocks with undervalued growth prospects without regard to the provision of dividend income will provide the Adviser with greater flexibility to pursue an investment strategy that may permit greater capital appreciation of the Fund's shares than a strategy that also seeks dividend income. Shareholders should be aware, however, that investment strategies that possess greater potential for capital appreciation also possess greater potential for capital loss than more conservative strategies.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ABOVE PROPOSAL. IF THE PROPOSAL IS APPROVED BY SHAREHOLDERS, THE NEW INVESTMENT OBJECTIVE WILL BECOME EFFECTIVE ON OR ABOUT APRIL 28, 1998. IF THE NEW PROPOSAL IS NOT APPROVED, THE CURRENT INVESTMENT OBJECTIVE WILL REMAIN UNCHANGED.

                                   PROPOSAL 3

         TO  APPROVE  OR  DISAPPROVE  THE   RECLASSIFICATION,   MODIFICATION  OR
ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

         The 1940 Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only by vote of a majority of the company's shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" investment restrictions. Certain fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions that are no longer in effect. Accordingly, the Fund's Board authorized a review of the Fund's fundamental policies with the following goals: (i) to simplify and modernize the Fund's policies that are required to be fundamental, (ii) to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the Securities and Exchange Commission (the "SEC") in interpreting the 1940 Act, and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws. Non-fundamental policies can be changed by the Board without shareholder approval, subject to compliance with applicable SEC disclosure requirements.

         This proposal seeks shareholder approval of changes that are intended to accomplish the foregoing goals. Shareholders of the Fund will be able to vote for or against or abstain from voting with respect to each of the proposed changes. The proposed changes to the fundamental investment restrictions are discussed in detail below. By reducing to a minimum those policies that can be changed only by a shareholder vote, the Fund in the future should be able to avoid the costs and delay associated with a shareholder meeting and the Board believes that the Adviser's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Before the Fund engages in any new investment policy, the Board of Trustees must approve it.

         If these investment policy changes are approved by shareholders at the meeting, the Fund's Prospectus and Statement of Additional Information will be amended or supplemented in order to reflect the elimination, modification and/or reclassification of the investment policies. Shareholders will be notified by the Fund of any future investment policy changes, either in the Fund's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Fund correspondence.

A. MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING SECURITIES LENDING

         The  Fund's  current  fundamental   investment  restriction  concerning
securities lending provides that:

         "The Fund will not make loans nor will it underwrite securities."

         Subject to shareholder approval, the Trustees intend to modify this restriction so that the Fund may lend up to 33 1/3% of its total assets. Set forth below is the policy on securities lending, as proposed to be modified:

          "The Fund will not make loans nor will it underwrite securities, except that the Fund may lend portfolio securities provided that the value of such loaned securities does not exceed 33 1/3% of the value of the Fund's total assets."

REASONS FOR THE PROPOSAL. The proposed fundamental restriction clarifies and modernizes the current fundamental restriction in accordance with the 1940 Act. The practice of lending securities is expected to generate income for the Fund. Securities loans would be made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned and marked to market on a daily basis. The Fund would invest cash collateral received in certain temporary investments, including, but not limited to, certificates of deposit, time deposits, bankers' acceptances, and other short term debt instruments. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

B. MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENT IN REAL ESTATE AND COMMODITIES

         The  Fund's  current  fundamental   investment  restriction  concerning
investment in real estate and commodities provides that:

          "The Fund will not purchase or sell real estate or real estate mortgage loans (other than marketable securities issued by companies which invest in real estate or interests therein), nor will it engage in the purchase or sale of commodities or commodity contracts."

         Subject to shareholder approval, the Trustees intend to modify this restriction to permit the Fund to purchase and sell futures contracts and options on futures contracts. Set forth below is the Fund's restriction concerning the purchase or sale of real estate and commodities, as proposed to be modified:

          "The Fund will not buy or sell real estate, commodities, or commodity contracts, except that the Fund may purchase or sell futures or options on futures."

REASONS FOR THE PROPOSAL. The proposed fundamental restriction modernizes language to conform to the provisions of the 1940 Act and would allow the Fund greater flexibility in responding to changes in the financial markets. Shareholders should be aware that investing in futures and options on futures involves certain risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to pursue these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

(6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities inconnection with hedging transactions. The Fund does not intend to engage in the purchase or sale of futures or options on futures at this time.

C. MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING DIVERSIFICATION

         Set  forth  below  is  the  Fund's   current   fundamental   investment
restriction concerning diversification:

          "The Fund will not make any investment which would cause, at the time of purchase, more than 5% of the value of its total assets to be invested in the securities of any single issuer, or that would cause the Fund to own more than 10% of the outstanding voting securities of any issuer."

         Subject to shareholder approval, the Trustees intend to modify this restriction to enable the Fund to invest a larger portion of its assets in a single issuer. Set forth below is the Fund's policy on diversification, as proposed to be modified:

          "With respect to 75% of the value of the Fund's assets, the Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund."

REASONS FOR THE PROPOSAL. Under the 1940 Act, a "diversified" fund is permitted to invest, with respect to 75% of its assets, up to 5% of its assets in one issuer, provided that the investment represents less than 10% of the issuer's voting securities. The Fund initially adopted more restrictive fundamental limitations applying the 5% and 10% limitations to 100% of the Fund's assets. The Board of the Fund believes that these restrictions should be standardized and conformed to the statutory definition of diversification under the 1940 Act in order to enhance the Fund's ability to pursue its investment objective by investing a larger but still limited amount of its assets in a single issuer. If approved by shareholders, the Fund's new policy on diversification will permit the Fund to invest, with respect to 25% of its assets, more than 5% of its assets in an issuer. To the extent that the Fund invests a greater proportion of its assets in a single issuer, it will be subject to a correspondingly greater degree of risk associated with that investment.

D. MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWINGS

         The  Fund's  current  fundamental   investment  restriction  concerning
borrowings provides that:

          "The Fund will not borrow money, except from a bank, and only as a temporary measure to meet extraordinary circumstances (but not for the purchase of investment securities) and such borrowings will not exceed 5% of the value of its assets."

         Subject to shareholder approval, the Trustees intend to modify this restriction to permit the Fund to borrow up to 10% of its total assets and to prohibit the Fund from making additional investments when borrowings exceed 5% of the value of the Fund's total assets. Set forth below is the Fund's policy on borrowing, as proposed to be modified:

          "The Fund will not borrow money, except from banks for temporary or emergency purposes, in excess of 10% of the value of the Fund's total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets."

REASONS FOR THE PROPOSAL. The proposed fundamental restriction would permit the Fund to borrow an amount equal to a greater proportion of the Fund's total assets, which may serve to increase the total return on the Fund's investments and will allow the Fund more flexibility in responding to changes in the financial markets. The risks involved in borrowing securities include a possible increase in any negative impact to which the value of the Fund's portfolio might be subject under adverse market conditions and interest rate expenses that may exceed the return on investments made with the borrowing.

E.   RECLASSIFICATION   OF  THE  FUND'S   FUNDAMENTAL   INVESTMENT   RESTRICTION
     CONCERNING SHORT SALES OF SECURITIES

         The Fund's current fundamental investment restriction concerning short sales of securities provides that:

         "The Fund will not sell securities short."

         Subject to shareholder approval, the Trustees intend to reclassify this restriction as a non-fundamental investment restriction.

REASONS FOR THE PROPOSAL. The reclassification of the investment restriction as non-fundamental would not change the way in which the Fund's assets are currently invested. However, the reclassification of the restriction as non-fundamental would allow changes to be made by the Trustees rather than by shareholder vote, thereby allowing the Fund more flexibility to respond to changes in financial markets and regulatory and other developments.

F.   RECLASSIFICATION   OF  THE  FUND'S   FUNDAMENTAL   INVESTMENT   RESTRICTION
     CONCERNING SECURITIES OF OTHER INVESTMENT COMPANIES

         The  Fund's  current  fundamental   investment  restriction  concerning
securities of other investment companies provides that:

          "The Fund may, from time to time, invest up to 10% of its total assets in the shares of closed-end investment companies particularly if such shares are selling at less than net asset value, but it will invest rarely in the shares of other open-end investment companies. No investment by the Fund in an investment company will at the time it is made cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company."

         Subject to shareholder approval, the Trustees intend to reclassify this restriction as a non-fundamental investment restriction.

REASONS FOR THE PROPOSAL. The reclassification of the investment restriction as non-fundamental would not change the way in which the Fund's assets are currently invested. In addition, the 1940 Act limits the amount an investment company may invest in another investment company. However, the reclassification of the restriction as non-fundamental would allow changes to be made by the Trustees rather than by shareholder vote, thereby allowing the Fund more flexibility to respond to changes in financial markets and regulatory and other developments.

G.   RECLASSIFICATION   OF  THE  FUND'S   FUNDAMENTAL   INVESTMENT   RESTRICTION
     CONCERNING INVESTMENT FOR CONTROL

         The  Fund's  current  fundamental   investment  restriction  concerning
investment for control provides that:

          "The Fund will not purchase securities for the purpose of exercising control or management of any issuer."

Subject to shareholder approval, the Trustees intend to reclassify this restriction as a non-fundamental investment restriction.

REASONS FOR THE PROPOSAL. The reclassification of the investment restriction as non-fundamental would not change the way in which the Fund's assets are currently invested. However, the reclassification of the restriction as non-fundamental would allow changes to be made by the Trustees rather than by shareholder vote, thereby allowing the Fund more flexibility to respond to changes in financial markets and regulatory and other developments.

H.   RECLASSIFICATION   OF  THE  FUND'S  FUNDAMENTAL   INVESTMENT   RESTRICTIONS
     CONCERNING INVESTMENT IN SECURITIES OF ISSUERS IN OPERATION FOR LESS THAN THREE YEARS AND OTHER STATE REQUIRED RESTRICTIONS

         The Fund's current fundamental investment restrictions concerning investment in securities of issuers in operation for less than three years and other state required restrictions provides that:

          "The Fund will not make any investment which would cause, at the time of purchase, more than 5% of the value of its total assets to be invested in the securities of issuers which, including any predecessors, have records of less than 3 years continuous operation. The fundamental policies of the Fund do not restrict the acquisition of securities which might require registration under the Securities Act of 1933 prior to their disposition in a public offering. However, the Trustees have determined, as a matter of policy, that the Fund shall make no further investments in such restricted securities, and that no investment shall be made if it would cause more than 10% of the net assets to be invested in securities which are not readily marketable. Included in this category are illiquid assets including, but not limited to, repurchase agreements which mature in more than seven days and other securities including securities of foreign issuers for which a bona fide market does not exist. It is the Fund's policy to value such securities in good faith at fair value giving consideration, among other factors, to underlying assets, lack of marketability, past and prospective earnings and market prices of similar securities. The Trustees have also determined as a matter of policy that the Fund will not invest in interests in oil, gas or other mineral exploration or development programs. Furthermore, the Fund will not invest in puts, calls, straddles, spreads or any combinations thereof, except as otherwise set forth in the Fund's Prospectus. The Trustees have also determined, as a matter of policy that no covered call option will be written if, as a result, portfolio securities exceeding in value 25% of the Fund's net assets would be subject to covered call options."

         Subject to shareholder approval, the Trustees intend to reclassify these restrictions as non-fundamental.

REASONS FOR THE PROPOSAL. The reclassification of these investment restrictions as non-fundamental would not change the way in which the Fund's assets are currently invested. However, the reclassification of the restrictions as non-fundamental would allow changes to be made by the Trustees rather than by shareholder vote, thereby allowing the Fund more flexibility to respond to changes in financial markets and regulatory and other developments.

I. ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENT BY AFFILIATES

         The  Fund's  current  fundamental   investment  restriction  concerning
investment by affiliates provides that:

          "No securities of any corporation will be purchased or held if after such purchase any officer or Trustee of the Trust, the Investment Adviser or the Distributor for its own account, owns beneficially more than 1/2 of 1% of any securities (taken at market value) of that corporation, and such persons owning more than 1/2 of 1% of such securities taken together own beneficially more than 5% of such securities taken at market value."

         Subject to shareholder approval, the Trustees intend to eliminate this fundamental restriction.

REASONS FOR THE PROPOSAL. The elimination of this restriction will allow the Fund greater flexibility in choosing future investments and relieve the Fund from the burdens of monitoring compliance with this restriction. This restriction was previously required under certain state securities laws. Recent regulatory changes have eliminated the requirements that this fundamental investment restriction was intended to address.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RECLASSIFICATION, MODIFICATION AND/OR ELIMINATION OF THE FUND'S FUNDAMENTAL POLICIES AS DESCRIBED ABOVE. IF THE PROPOSAL IS APPROVED BY SHAREHOLDERS, THE NEW FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS WILL BECOME EFFECTIVE ON OR ABOUT APRIL 28, 1998. IF THE PROPOSAL IS NOT APPROVED, THE CURRENT FUNDAMENTAL RESTRICTIONS OF THE FUND WILL REMAIN UNCHANGED.


                                   PROPOSAL 4

                                  OTHER MATTERS

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                             ADDITIONAL INFORMATION

         The  Distributor.   Lepercq,   de  Neuflize   Securities  Inc.  is  the
distributor of the Fund. Lepercq de Neuflize Securities Inc. has its principal offices at 1675 Broadway, New York, New York 10019.

         The Adviser. Lepercq de Neuflize & Co. Incorporated is the Adviser of the Fund. The Adviser has its principal offices at 1675 Broadway, New York, New York 10019.

         The Administrator. Firstar Trust Company acts as administrator, custodian, transfer agent, dividend paying agent and accounting services agent to the Fund and performs certain administrative and internal accounting services, including but not limited to, accounting relating to the Fund's portfolio and portfolio transactions, the determination of net asset value and pricing of the Fund's shares, and maintaining the books of account of the Fund.

         Submission of Proposals for the Next Meeting of the Fund. Under the Fund's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701 Milwaukee, Wisconsin 53201, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 497-1411 OR BY WRITING TO THE FUND, 1675 BROADWAY, NEW YORK, NEW YORK 10019.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND DATE YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


March 23, 1998


                                        By Order of the Board of Trustees,

                                        /s/ Stephen T. Murphy
                                        ----------------------------
                                        Stephen T. Murphy, Secretary

                               LEPERCQ-ISTEL TRUST

                               LEPERCQ-ISTEL FUND
                                      PROXY

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Lepercq-Istel Trust (the "Trust"), on behalf of the Lepercq-Istel Fund (the "Fund"), for use at a Special Meeting of Shareholders to be held at the offices of the Trust, 1675 Broadway, New York, New York, on April 27, 1998 at 10:00 a.m. Eastern time.

The undersigned hereby appoints Peter Hartnedy and Stephen T. Murphy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:

Please mark box in blue or black ink.

ITEM 1. Votes on Proposal to elect eight trustees to serve as members of the Board of Trustees of the Trust. The nominees are: Stanley A. Deitch, Bruno Desforges, Francois Letaconnoux, Jean-Louis Milin, Dr. Marvin Schiller, Franz Skryanz, Marie-Monique Steckel and Dennis Tarzian.

                                      FOR ALL
          FOR         WITHHOLD        EXCEPT
          [ ]            [ ]            [ ]            TO WITHHOLD AUTHORITY
                                                       TO VOTE FOR ANY
                                                       INDIVIDUAL NOMINEE,
                                                       MARK THE "FOR ALL
                                                       EXCEPT" BOX, AND STRIKE
                                                       A LINE THROUGH THE
                                                       NOMINEE'S NAME IN THE
                                                       LIST ABOVE.

ITEM 2. Vote on Proposal to modify the Fund's investment objective.

           FOR             AGAINST           ABSTAIN
           [ ]               [ ]               [ ]

ITEM 3. Vote on Proposal to reclassify, modify or eliminate certain of the Fund's fundamental investment restrictions.

           FOR             AGAINST           ABSTAIN
           [ ]               [ ]               [ ]


--------------------------------------------------------------------------------
                          (continued from other side)

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote to elect the slate of eight nominees to serve as members of the Board of Trustees of the Trust and FOR Proposals 2 and 3.

Receipt of a Combined Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

                      ------------------------------------------
                          Sign here exactly as name(s) appears hereon
                      ------------------------------------------

                      Dated:________________________________, 1998

                      IMPORTANT: Joint owners must EACH sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.